The Royce Fund

Supplement to the Consultant, R, and K Class Shares
Prospectus Dated May 1, 2015

Royce 100 Fund
(to be renamed Royce Small-Cap Leaders Fund effective September 15, 2015)

The Board of Trustees of The Royce Fund has approved the following name and related investment policy changes for Royce 100 Fund, to become effective as of September 15, 2015.

Royce 100 Fund
Royce 100 Fund will be renamed Royce Small-Cap Leaders Fund.

Principal Investment Strategy
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Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in a limited number (generally up to 100) of equity securities of small-cap companies with stock market capitalizations up to $3 billion. Royce selects securities of “leading” companies—those that in its view are trading at attractive valuations that also have excellent business strengths, strong balance sheets, and/or improved prospects for growth, as well as those with the potential for improvement in cash flow levels and internal rates of return.

Normally, the Fund invests at least 80% of its net assets in equity securities of companies with stock market capitalizations up to $3 billion at the time of investment. Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
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The prices of equity securities of companies with market capitalizations up to $3 billion are generally more volatile and their markets are less liquid relative to larger-cap securities.

The operations of the Fund will not change except as specifically described above.

September 11, 2015